Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: Anheuser Busch INBEV
Worldwide 7.20% Notes due 2014
Cusip/Sedol/ISIN of Security Purchased: 03523TAA6
Date of Transaction: 01/07/2009
Date Offering Commenced: 01/07/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.970
Offering Price at Close of 1st full business day on which sales were made: $99.970
Underwriting Commission, Spread or Profit:
Name of Underwriter from whom Purchased: Barclays Capital
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Mitsubishi UFJ Securities

# of Shares/Par Amount of Purchase in Fund: $45,000
Principal Amount of Purchase in Fund: $44,986.50
Aggregate Principal Amount of Purchase: $15,805,000
Principal Amount of Total Offering: $1,250,000,000

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma SANJAY VERMA
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: Walgreens Co. 5.25% Notes
due 01/15/2019
Cusip/Sedol/ISIN of Security Purchased: 931422AE9
Date of Transaction: 01/08/2009
Date Offering Commenced: 01/08/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.477 / ($98.827)
Offering Price at Close of 1st full business day on which sales were made: $99.477
Underwriting Commission, Spread or Profit: 0.650%
Name of Underwriter from whom Purchased: Banc of America Securities
LLC
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $55,000
Principal Amount of Purchase in Fund: $54,712.00
Aggregate Principal Amount of Purchase: $13,000,000
Principal Amount of Total Offering: $1,000,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: Amgen Inc. 5.70% Senior
Notes due 2019
Cusip/Sedol/ISIN of Security Purchased: 031162AZ3
Date of Transaction: 01/13/2009
Date Offering Commenced: 01/13/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.777 / ($99.452)
Offering Price at Close of 1st full business day on which sales were made: $99.777
Underwriting Commission, Spread or Profit: 0.325%
Name of Underwriter from whom Purchased: Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley &
Mitsubishi UFJ Securites
# of Shares/Par Amount of Purchase in Fund: $35,000
Principal Amount of Purchase in Fund: $34,922.00
Aggregate Principal Amount of Purchase: $4,085,000
Principal Amount of Total Offering: $1,000,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: Emerson Electric Co.
4.875% Note due 2019
Cusip/Sedol/ISIN of Security Purchased: 291011AY0
Date of Transaction: 01/15/2009
Date Offering Commenced: 01/15/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.619 / ($99.169)
Offering Price at Close of 1st full business day on which sales were made: $99.619
Underwriting Commission, Spread or Profit: 0.450%
Name of Underwriter from whom Purchased: JP Morgan
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $40,000
Principal Amount of Purchase in Fund: $39,848.00
Aggregate Principal Amount of Purchase: $11,950,000
Principal Amount of Total Offering: $500,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: Wal-Mart Stores 4.125%
Notes due 2019
Cusip/Sedol/ISIN of Security Purchased: 931142CP6
Date of Transaction: 01/15/2009
Date Offering Commenced: 01/15/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.561 / ($99.111)
Offering Price at Close of 1st full business day on which sales were made: $99.561
Underwriting Commission, Spread or Profit: 0.450%
Name of Underwriter from whom Purchased: Barclays Capital
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $80,000
Principal Amount of Purchase in Fund: $79,649.00
Aggregate Principal Amount of Purchase: $30,000,000
Principal Amount of Total Offering: $500,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: Delhaize Group 5.875%
Senior Notes due 2014
Cusip/Sedol/ISIN of Security Purchased: 24668PAC1
Date of Transaction: 01/27/2009
Date Offering Commenced: 01/27/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.667 / ($99.067)
Offering Price at Close of 1st full business day on which sales were made: $99.667
Underwriting Commission, Spread or Profit: 0.600%
Name of Underwriter from whom Purchased: JP Morgan
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Mitsubishi UFJ Securities

# of Shares/Par Amount of Purchase in Fund: $5,000
Principal Amount of Purchase in Fund: $4,983.00
Aggregate Principal Amount of Purchase: $7,000,000
Principal Amount of Total Offering: $300,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: ConocoPhillips Co. 5.75%
Notes due 2019
Cusip/Sedol/ISIN of Security Purchased: 20825CAR5
Date of Transaction: 01/29/2009
Date Offering Commenced: 01/29/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.326 / ($98.876)
Offering Price at Close of 1st full business day on which sales were made: $99.326
Underwriting Commission, Spread or Profit: 0.450%
Name of Underwriter from whom Purchased: Banc of America Securities
LLC
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Mitsubishi UFJ Securities
& Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $80,000
Principal Amount of Purchase in Fund: $79,461.00
Aggregate Principal Amount of Purchase: $12,465,000
Principal Amount of Total Offering: $2,250,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: General Mills, Inc. 5.65%
Notes due 2019
Cusip/Sedol/ISIN of Security Purchased: 370334BH6
Date of Transaction: 01/29/2009
Date Offering Commenced: 01/29/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.914 / ($99.464)
Offering Price at Close of 1st full business day on which sales were made: $99.914
Underwriting Commission, Spread or Profit: 0.450%
Name of Underwriter from whom Purchased: JP Morgan
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Mitsubishi UFJ Securities
& Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $40,000
Principal Amount of Purchase in Fund: $39,966.00
Aggregate Principal Amount of Purchase: $9,900,000
Principal Amount of Total Offering: $1,150,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: AT&T Inc. 6.55% Notes due
2039
Cusip/Sedol/ISIN of Security Purchased: 00206RAS1
Date of Transaction: 01/29/2009
Date Offering Commenced: 01/29/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.437 / ($98.687)
Offering Price at Close of 1st full business day on which sales were made: $99.437
Underwriting Commission, Spread or Profit: 0.750%
Name of Underwriter from whom Purchased: JP Morgan
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Mitsubishi UFJ Securities

# of Shares/Par Amount of Purchase in Fund: $95,000
Principal Amount of Purchase in Fund: $94,465.00
Aggregate Principal Amount of Purchase: $15,000,000
Principal Amount of Total Offering: $2,250,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: Verizon Wireless Capital
LLC 5.55% Notes due 2014
Cusip/Sedol/ISIN of Security Purchased: 92344SAL4
Date of Transaction: 01/30/2009
Date Offering Commenced: 01/30/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.357
Offering Price at Close of 1st full business day on which sales were made: $99.357
Underwriting Commission, Spread or Profit: 0.350%
Name of Underwriter from whom Purchased: Citigroup
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Mitsubishi UFJ Securities
& Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $70,000
Principal Amount of Purchase in Fund: $69,550.00
Aggregate Principal Amount of Purchase: $14,000,000
Principal Amount of Total Offering: $3,500,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: WellPoint Inc. 7.00% Notes
due 02/15/2019
Cusip/Sedol/ISIN of Security Purchased: 94973VAR8
Date of Transaction: 02/02/2009
Date Offering Commenced: 02/02/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.840 / ($99.190)
Offering Price at Close of 1st full business day on which sales were made: $99.840
Underwriting Commission, Spread or Profit: 0.650%
Name of Underwriter from whom Purchased: Banc of America
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Mitsubishi UFJ Securities
& Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $10,000
Principal Amount of Purchase in Fund: $9,984.00
Aggregate Principal Amount of Purchase: $5,000,000
Principal Amount of Total Offering: $600,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: Procter & Gamble 4.70%
Notes due 02/15/2019
Cusip/Sedol/ISIN of Security Purchased: 742718DN6
Date of Transaction: 02/03/2009
Date Offering Commenced: 02/03/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.824 / ($99.374)
Offering Price at Close of 1st full business day on which sales were made: $99.824
Underwriting Commission, Spread or Profit: 0.450%
Name of Underwriter from whom Purchased: JP Morgan
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley &
Mitsubishi UFJ Securities
# of Shares/Par Amount of Purchase in Fund: $55,000
Principal Amount of Purchase in Fund: $54,903.00
Aggregate Principal Amount of Purchase: $18,000,000
Principal Amount of Total Offering: $1,250,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: FNMA 2.75% due 02/05/2014

Cusip/Sedol/ISIN of Security Purchased: 31398AVD1
Date of Transaction: 02/03/2009
Date Offering Commenced: 02/03/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.921
Offering Price at Close of 1st full business day on which sales were made: $99.921
Underwriting Commission, Spread or Profit: 0.100%
Name of Underwriter from whom Purchased: Citigroup
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $724,000
Principal Amount of Purchase in Fund: $723,428.00
Aggregate Principal Amount of Purchase: $191,380,000
Principal Amount of Total Offering: $7,000,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: Novartis Captial Corp.
4.125% due 02/10/2014
Cusip/Sedol/ISIN of Security Purchased: 66989HAA6
Date of Transaction: 02/04/2009
Date Offering Commenced: 02/04/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.897 / ($99.547)
Offering Price at Close of 1st full business day on which sales were made: $99.897
Underwriting Commission, Spread or Profit: 0.350%
Name of Underwriter from whom Purchased: Citigroup
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $55,000
Principal Amount of Purchase in Fund: $54,943.00
Aggregate Principal Amount of Purchase: $17,875,000
Principal Amount of Total Offering: $2,000,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: Cisco Systems 4.95% due
02/15/2019
Cusip/Sedol/ISIN of Security Purchased: 17275RAE2
Date of Transaction: 02/09/2009
Date Offering Commenced: 02/09/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.774 / ($99.324)
Offering Price at Close of 1st full business day on which sales were made: $99.774
Underwriting Commission, Spread or Profit: 0.450%
Name of Underwriter from whom Purchased: Goldman Sachs
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $45,000
Principal Amount of Purchase in Fund: $44,898.00
Aggregate Principal Amount of Purchase: $20,000,000
Principal Amount of Total Offering: $2,000,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: Cox Communications 8.375%
due 03/01/2039
Cusip/Sedol/ISIN of Security Purchased: 224044BV8
Date of Transaction: 02/12/2009
Date Offering Commenced: 02/12/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.613
Offering Price at Close of 1st full business day on which sales were made: $99.613
Underwriting Commission, Spread or Profit:
Name of Underwriter from whom Purchased: JP Morgan
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley &
Mitsubishi UFJ Securiites
# of Shares/Par Amount of Purchase in Fund: $25,000
Principal Amount of Purchase in Fund: $24,903.00
Aggregate Principal Amount of Purchase: $7,000,000
Principal Amount of Total Offering: $1,250,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: Union Pacific 6.125% due
02/15/2020
Cusip/Sedol/ISIN of Security Purchased: 907818DD7
Date of Transaction: 02/17/2009
Date Offering Commenced: 02/17/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.607 / ($98.957)
Offering Price at Close of 1st full business day on which sales were made: $99.607
Underwriting Commission, Spread or Profit: 0.650%
Name of Underwriter from whom Purchased: Ciitgroup
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley &
Mitsubishi UFJ Securities
# of Shares/Par Amount of Purchase in Fund: $30,000
Principal Amount of Purchase in Fund: $29,882.00
Aggregate Principal Amount of Purchase: $15,000,000
Principal Amount of Total Offering: $400,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: Roche Holdings Inc. 6.00%
due 03/01/2019
Cusip/Sedol/ISIN of Security Purchased: 771196AS1
Date of Transaction: 02/18/2009
Date Offering Commenced: 02/18/2009
Purchase Price/Unit (Net of fees and expenses):
 $98.428
Offering Price at Close of 1st full business day on which sales were made: $98.428
Underwriting Commission, Spread or Profit:
Name of Underwriter from whom Purchased: Banc of America
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley &
Mitsubishi UFJ Securities
# of Shares/Par Amount of Purchase in Fund: $105,000
Principal Amount of Purchase in Fund: $103,349.00
Aggregate Principal Amount of Purchase: $37,235,000
Principal Amount of Total Offering: $4,500,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: Hewlett Packard 4.75%
Global Notes due 06/02/2014
Cusip/Sedol/ISIN of Security Purchased: 428236AV5
Date of Transaction: 02/23/2009
Date Offering Commenced: 02/23/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.993 / ($99.643)
Offering Price at Close of 1st full business day on which sales were made: $99.993
Underwriting Commission, Spread or Profit: 0.350%
Name of Underwriter from whom Purchased: Deutsche Bank
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley &
Mitsubishi UFJ Securities
# of Shares/Par Amount of Purchase in Fund: $45,000
Principal Amount of Purchase in Fund: $44,997.00
Aggregate Principal Amount of Purchase: $17,000,000
Principal Amount of Total Offering: $1,500,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: Chevron Corp. 4.95% Notes
due 03/03/2019
Cusip/Sedol/ISIN of Security Purchased: 166751AJ6
Date of Transaction: 02/26/2009
Date Offering Commenced: 02/26/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.969 / ($99.519)
Offering Price at Close of 1st full business day on which sales were made: $99.969
Underwriting Commission, Spread or Profit: 0.450%
Name of Underwriter from whom Purchased: Deutsche Bank
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley &
Mitsubishi UFJ Securities
# of Shares/Par Amount of Purchase in Fund: $65,000
Principal Amount of Purchase in Fund: $64,980.00
Aggregate Principal Amount of Purchase: $17,775,000
Principal Amount of Total Offering: $1,500,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: The Coca-Cola Company
4.875% Notes due 03/15/2019
Cusip/Sedol/ISIN of Security Purchased: 191216AM2
Date of Transaction: 03/03/2009
Date Offering Commenced: 03/03/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.077 / ($98.627)
Offering Price at Close of 1st full business day on which sales were made: $99.077
Underwriting Commission, Spread or Profit: 0.450%
Name of Underwriter from whom Purchased: Banc of America
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Mitsubishi UFJ Securities

# of Shares/Par Amount of Purchase in Fund: $45,000
Principal Amount of Purchase in Fund: $44,584.65
Aggregate Principal Amount of Purchase: $20,000,000
Principal Amount of Total Offering: $1,350,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: Boeing Company 6.00% due
3/15/2019
Cusip/Sedol/ISIN of Security Purchased: 097023AW5
Date of Transaction: 03/10/2009
Date Offering Commenced: 03/10/2009
Purchase Price/Unit (Net of fees and expenses):
 $98.466 / ($98.016)
Offering Price at Close of 1st full business day on which sales were made: $98.466
Underwriting Commission, Spread or Profit: 0.450%
Name of Underwriter from whom Purchased: UBS Investment Bank
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley &
Mitsubishi UFJ Securities
# of Shares/Par Amount of Purchase in Fund: $30,000
Principal Amount of Purchase in Fund: $29,539.80
Aggregate Principal Amount of Purchase: $11,335,000
Principal Amount of Total Offering: $650,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: CVS Caremark 6.60% Notes
due 03/15/2019
Cusip/Sedol/ISIN of Security Purchased: 126650BN9
Date of Transaction: 03/10/2009
Date Offering Commenced: 03/10/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.365 / ($98.715)
Offering Price at Close of 1st full business day on which sales were made: $99.365
Underwriting Commission, Spread or Profit: 0.650%
Name of Underwriter from whom Purchased: Barclays Capitall
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $25,000
Principal Amount of Purchase in Fund: $24,841.25
Aggregate Principal Amount of Purchase: $4,020,000
Principal Amount of Total Offering: $1,000,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: Progress Energy Inc.
Senior Notes 7.05% due 03/15/2019
Cusip/Sedol/ISIN of Security Purchased: 743263AN5
Date of Transaction: 03/16/2009
Date Offering Commenced: 03/16/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.591 / ($98.941)
Offering Price at Close of 1st full business day on which sales were made: $99.591
Underwriting Commission, Spread or Profit: 0.650%
Name of Underwriter from whom Purchased: Wachovia Securities
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Mitsubishi UFJ Securities

# of Shares/Par Amount of Purchase in Fund: $20,000
Principal Amount of Purchase in Fund: $19,918.20
Aggregate Principal Amount of Purchase: $5,000,000
Principal Amount of Total Offering: $450,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation

Name of Issuer: Pfizer Inc. 6.20% Notes
due 03/15/2019
Cusip/Sedol/ISIN of Security Purchased: 717081DB6
Date of Transaction: 03/17/2009
Date Offering Commenced: 03/17/2009
Purchase Price/Unit (Net of fees and expenses):
 $99.899 / ($99.449)
Offering Price at Close of 1st full business day on which sales were made: $99.899
Underwriting Commission, Spread or Profit: 0.450%
Name of Underwriter from whom Purchased: Goldman Sachs
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Mitsubishi UFJ Securities

# of Shares/Par Amount of Purchase in Fund: $105,000
Principal Amount of Purchase in Fund: $104,893.95
Aggregate Principal Amount of Purchase: $34,105,000
Principal Amount of Total Offering: $3,250,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/ Sanjay Verma Sanjay Verma
Signature of Portfolio Manager Printed Name